POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Kristine C. Syrvalin each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OMNOVA Solutions Inc. for the fiscal year ended November 30, 2013, including any amendments thereto, on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ David J. D’Antoni
David J. D’Antoni, Director
Dated: January 24, 2014

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Kristine C. Syrvalin, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OMNOVA Solutions Inc. for the fiscal year ended November 30, 2013, including any amendments thereto, on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Michael J. Merriman
Michael J. Merriman, Director
Dated: January 24, 2014

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Kristine. C. Syrvalin, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OMNOVA Solutions Inc. for the fiscal year ended November 30, 2013, including any amendments thereto, on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Steven W. Percy
Steven W. Percy, Director
Dated: January 24, 2014

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Kristine C. Syrvalin each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OMNOVA Solutions Inc. for the fiscal year ended November 30, 2013, including any amendments thereto, on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Larry B. Porcellato
Larry B. Porcellato, Director
Dated: January 24, 2014

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Kristine. C. Syrvalin, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OMNOVA Solutions Inc. for the fiscal year ended November 30, 2013, including any amendments thereto, on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Allan R. Rothwell
Allan R. Rothwell, Director
Dated: January 24, 2014

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Kristine C. Syrvalin, and each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OMNOVA Solutions Inc. for the fiscal year ended November 30, 2013, including any amendments thereto, on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ William R. Seelbach
William R. Seelbach, Director
Dated: January 24, 2014

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of OMNOVA Solutions Inc. hereby constitutes and appoints James C. LeMay and Kristine C. Syrvalin each of them (each with full power to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of OMNOVA Solutions Inc. for the fiscal year ended November 30, 2013, including any amendments thereto, on his behalf, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
/s/ Robert A. Stefanko
Robert A. Stefanko, Director
Dated: January 24, 2014